UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 11, 2026
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 11, 2026, Pamela J. Tomczik, age 52, was elected to the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”), with a term expiring in October 2026. She has not yet been appointed to any committees of the Board of Directors.

Ms. Tomczik has served as Senior Vice President, Treasurer and Business Development of Target Corporation (NYSE: TGT) since October 2022. From 2014 to October 2022, Ms. Tomczik served as Vice President, Corporate Development of Target. Prior to joining Target, Ms. Tomczik held several leadership positions at Thomson Reuters, including Vice President of Corporate Development. Prior to Thomson Reuters, Ms. Tomczik was a corporate attorney, serving in corporate counsel roles at Travelers and Andersen Corporation.

As a non-employee director, Ms. Tomczik will receive compensation in the same manner as Applied’s other non-employee directors, which compensation Applied previously disclosed in its Proxy Statement for Applied’s 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on September 10, 2025. In addition, Ms. Tomczik will enter into an Indemnification Agreement with Applied, the form of which is filed as Exhibit 10.4 to Applied’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

On August 11, 2026, in accordance with Applied’s retirement policy for directors, which requires a director to retire effective at the annual meeting of shareholders that immediately follows the person’s attainment of age 72, Peter C. Wallace submitted his notice of retirement from the Board of Directors of Applied, effective at Applied’s annual meeting of shareholders on October 20, 2026.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

Date: August 14, 2026	By: /s/ Jon S. Ploetz
Jon S Ploetz, Vice President-General Counsel & Secretary